                                                                    EXHIBIT 25.1


================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                    36-3800435
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)


2 North LaSalle Street
Suite 1020
Chicago, Illinois                                           60602
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                             R.J. Tower Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                    38-1421832
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                             Tower Automotive, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    41-17462638
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Tower Automotive Finance, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                    61-1430833
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                      Tower Automotive International, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                    38-3457833
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                     Tower Automotive Products Company, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    38-3343226
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                 Tower Automotive Services and Technology, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    38-3442759
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                          Tower Automotive Chicago, LLC
               (Exact name of obligor as specified in its charter)

Illinois                                                    03-0396803
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

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                       Tower Automotive Granite City, LLC
               (Exact name of obligor as specified in its charter)

Illinois                                                    38-3638762
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                   Tower Automotive Granite City Services, LLC
               (Exact name of obligor as specified in its charter)

Illinois                                                    38-3638791
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                   Tower Automotive Technology Products, Inc.
               (Exact name of obligor as specified in its charter)

Indiana                                                     35-1010813
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                         Kalamazoo Stamping and Die Co.
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-0704062
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                  Tower Automotive International Funding, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-3521313
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Tower International Holding, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-3507211
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                         Tower Automotive Plymouth, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-3556631
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                        Tower Automotive Technology, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-3556626
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                     Tower Automotive Tooling Services, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                    30-0127002
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                              Tower Services, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-3632539
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

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                          Tower Automotive Lansing, LLC
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-3570537
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                         Tower Automotive Michigan, LLC
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-3556627
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                           Tower Automotive Tool, LLC
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-3564942
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                               Trylon Corporation
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-1942865
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                                Algoods USA, Inc.
               (Exact name of obligor as specified in its charter)

Kentucky                                                    61-1302545
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Tower Automotive Bardstown, Inc.
               (Exact name of obligor as specified in its charter)

Kentucky                                                    61-1264770
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                       Tower Automotive Bowling Green, LLC
               (Exact name of obligor as specified in its charter)

Kentucky                                                    38-3638486
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                         Tower Automotive Milwaukee, LLC
               (Exact name of obligor as specified in its charter)

Wisconsin                                                   38-3638484
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                         Tower Automotive Wisconsin, LLC
               (Exact name of obligor as specified in its charter)

Wisconsin                                                   05-0543000
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



5211 Cascade Road
Suite 300
Grand Rapids, Michigan                                      49546
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                       12% Senior Notes due 2013, series B
                       (Title of the indenture securities)

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------

              Name                                               Address
--------------------------------------------------------------------------------

        Office of Banks & Trust Companies of             500 E. Monroe Street
        the State of Illinois                            Springfield, Illinois
                                                         62701-1532

        Federal Reserve Bank of Chicago                  230 S. LaSalle Street
                                                         Chicago, Illinois 60603

         (a)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

         2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

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         7.       A copy of the latest report of condition of the Trustee
                  published pursuant to law or to the requirements of its supervising or examining authority.




                                      -8-
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                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 9th day of July, 2003.


                                          BNY Midwest Trust Company


                                          By:    /S/    R. ELLWANGER
                                            ------------------------------------
                                                 Name:  R. ELLWANGER
                                                 Title: ASSISTANT VICE PRESIDENT

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on March 31, 2003, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                             ASSETS                                            THOUSANDS OF DOLLARS
                             ------                                            --------------------
1.   Cash and Due from Depository Institutions ..............................         24,268

2.   U.S. Treasury Securities ...............................................          - 0 -

3.   Obligations of States and Political Subdivisions .......................          - 0 -

4.   Other Bonds, Notes and Debentures ......................................          - 0 -

5.   Corporate Stock ........................................................          - 0 -

6.   Trust Company  Premises,  Furniture,  Fixtures and Other ...............
     Assets Representing Trust Company Premises .............................            878

7.   Leases and Lease Financing Receivables .................................          - 0 -

8.   Accounts Receivable ....................................................          3,692

9.   Other Assets ...........................................................

     (Itemize amounts greater than 15% of Line 9)............................


            GOODWILL ........................................................         86,813

                                                                                      86,911

10. TOTAL ASSETS.............................................................        115,749

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

                               LIABILITIES                                    THOUSANDS OF DOLLARS
                               -----------                                    --------------------
11.  Accounts Payable ...............................................                  - 0 -

12.  Taxes Payable ..................................................                  - 0 -

13.  Other Liabilities for Borrowed Money ...........................                 25,425

14.  Other Liabilities ..............................................

     (Itemize amounts greater than 15% of Line 14) ..................

             Reserve for Taxes ......................................                  3,991
             Taxes due to Parent ....................................                  2,934
                                                                                       7,199
15.  TOTAL LIABILITIES ..............................................
                                                                                      32,624
                              EQUITY CAPITAL

16.  Preferred Stock ................................................                  - 0 -

17.  Common Stock ...................................................                  2,000

18.  Surplus ........................................................                 62,130

19.  Reserve for Operating Expenses .................................                  - 0 -

20.  Retained Earnings (Loss) .......................................                 18,995

21.  TOTAL EQUITY CAPITAL ...........................................                 83,125

22.  TOTAL LIABILITIES AND EQUITY CAPITAL ...........................                115,749

I,      Keith A. Mica, Vice President
   -----------------------------------------------------------------------------
            (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                /s/ Keith A. Mica
                -------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 30th day of April, 2003. My Commission expires May 15, 2007.
                                          /s/ Joseph A. Giacobino, Notary Public
                                          -------------------------

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.


        Christine Anderson                            (212)437-5984
---------------------------------------   --------------------------------------
               Name                            Telephone Number (Extension)